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                                                                   EXHIBIT 10.29

                                    TERM NOTE


$12,000,000                                            Dated as of July 7, 1999


       FOR VALUE RECEIVED, DIEDRICH COFFEE, INC. and all of its direct and indirect Subsidiaries (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of BANKBOSTON, N.A. (hereinafter, together with its successors and assigns, called the "Lender"), at the office of the Lender pursuant to the Credit Agreement (as amended or extended from time to time, the "Credit Agreement"), dated as of June 30, 1999, among the Borrowers and the Lender, the principal sum of $12,000,000, together with interest on the principal balance thereof from time to time outstanding from the date hereof until payment in full, without set-off, deduction or counterclaim, on the dates and in such amounts as specified in the Credit Agreement, and at the final maturity of this Note, whether by payment or prepayment, acceleration or otherwise. Interest accruing on the unpaid balance hereof from time to time shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

       Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under the Credit Agreement due to the Borrowers' failure to pay the same in full shall bear interest from and including the due date thereof until paid, at a rate or rates per annum determined in accordance with the Credit Agreement, which interest shall be compounded daily and payable on demand.

       All payments under this Note shall be made to the Lender, at the head office of the Lender, at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Lender may designate from time to time in writing) in lawful money of the United States of America in immediately available funds.

       The outstanding principal amount of this Note and accrued and unpaid interest thereon shall be due and payable as provided in the Credit Agreement. The Borrowers have the right in certain circumstances and the obligation in certain other circumstances to prepay this Note in whole or in part on the terms and conditions provided in the Credit Agreement.

       This Note is the "Term Note" referred to in the Credit Agreement and evidences a Term Loan thereunder. This Note is entitled to the benefits of the Credit Agreement (including the Schedules thereto) and all other instruments evidencing and/or securing the indebtedness hereunder; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Note as herein provided. The occurrence or existence of an "Event of Default" as defined in the Credit Agreement shall constitute a default under this Note and the entire indebtedness hereunder may become or be declared due and payable as may be provided for in the Credit Agreement.

       All agreements involving the Borrowers and the Lender are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to the Lender for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in




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the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every provision of all agreements involving the Borrowers and the Lender.

       Each of the Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

       This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

       IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name under seal by its duly authorized officer as of the day and year first above written.


                                             DIEDRICH COFFEE, INC.


                                             By:  /s/ Ann Wride
                                                 -------------------------------


                                             COFFEE PEOPLE, INC.


                                             By:  /s/ Ann Wride
                                                 -------------------------------


                                             COFFEE PEOPLE WORLDWIDE, INC.


                                             By:  /s/ Ann Wride
                                                 -------------------------------


                                             GLORIA JEAN'S, INC.


                                             By:  /s/ Ann Wride
                                                 -------------------------------




                             (SIGNATURES CONTINUED)





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                                             EDGLO ENTERPRISES, INC.


                                             By:  /s/ Ann Wride
                                                 -------------------------------



                                             GLORIA JEAN'S GOURMET COFFEES CORP.


                                             By:  /s/ Ann Wride
                                                 -------------------------------



                                             GLORIA JEAN'S GOURMET COFFEES
                                             FRANCHISING CORP.


                                             By:  /s/ Ann Wride
                                                 -------------------------------




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